Note 27 - Related Party Transactions	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

27.         Related party transactions

As at December 31, 2022, the Company had $3,615 of loans receivable from non-controlling shareholders (2021 - $4,022). The majority of the loans receivable represent amounts assumed in connection with acquisitions and amounts issued to non-controlling interests to finance the sale of non-controlling interests in subsidiaries to senior managers. The loans are of varying principal amounts and interest rates which range from nil to 6.0%. These loans are due on demand or mature on various dates up to 2028 but are open for repayment without penalty at any time.

See note 22 for discussion of the settlement of the Management Services Agreement between the Company and Jay S. Hennick, its CEO.